Exhibit 99.1

NexMetals Reports 11.15 Metres of 7.65% CuEq (3.10% Cu, 2.21% Ni) at Selebi Main, Highlighting a Kilometre-Scale Trend of Thick, High-Grade Massive Sulphides

Vancouver, British Columbia, July 22, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (“NEXM” or the “Company”) is pleased to report assay results from drill holes SMD-26-210, 212-W1, 213 and 214, part of its 30,000-metre surface drilling program targeting the emerging Flexure Zone (“Flexure Zone”) within the Selebi Main deposit in Botswana (see Figure 1). The latest results continue to validate the Company’s data-driven exploration model, with drilling continuing to intersect thick, high-grade massive sulphides beyond the limits of the 2024 Mineral Resource Estimate (“2024 MRE”). Together with borehole electromagnetic (“BHEM”) targeting, these results define a growing kilometre-scale trend that remains open and supports the expansion potential of the Selebi system.

Highlights:

What You Need to Know: Four New Intersections and Strong Intercept from SMD-26-212-W1

●	Drill hole SMD-26-212-W1 intersected a 11.15 metre interval of massive sulphides grading 7.65% CuEq (3.10% Cu, 2.21% Ni), one of the most significant massive sulphide intercepts drilled at Selebi Main.
●	The intercept confirms an emerging kilometre-scale trend of thick, high-grade massive sulphides, extending beyond the 2024 MRE.
●	All four drill holes intersected sulphide mineralization, including multiple intervals of massive sulphides.
●	The Flexure Zone is now defined by widely spaced drill holes approximately 200–300 metres apart, demonstrating significant lateral extent and continuity.
●	Modeled BHEM anomalies show continuation north of drilling, indicating the system remains open for expansion.

What Does This Mean?

●	Drilling at a nominal 200-metre spacing continues to intersect thick, high-grade massive sulphides demonstrating the growing scale of the Selebi Main deposit.
●	SMD-26-212-W1 closely replicates SMD-25-205 (11.05 metres of 7.31% CuEq: see news release dated February 26, 2026) and correlates with historic hole sd119 (26.1m of 8.29% CuEq, 3.39%Cu, 2.38% Ni: see Selebi Technical Report), demonstrating that the Flexure Zone contains multiple thick, high-grade massive sulphide intersections.
●	These results now outline a mineralized trend exceeding one kilometre in strike length, representing a compelling growth opportunity at Selebi Main.
●	The close correlation between drill hole results and the strongest BHEM conductors validates the Company’s data-driven exploration approach and provides confidence in additional high-priority targets along strike.

Next Steps

●	The 2026 Mineral Resource Estimate (“2026 MRE”) remains on track for completion in the third quarter of 2026.
●	The Company has engaged TECT Geological Consulting to develop an integrated three-dimensional geological and structural model for Selebi North and Selebi Main. The model is expected to enhance the Company’s understanding of the geological controls of mineralization across the mining license, support future resource growth and improve drill targeting of thicker, higher-grade zones, and identify potential regional exploration targets.

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Sean Whiteford, CEO and Director of the Company, commented: “The Selebi Main deposit continues to exceed our expectations. Each phase of drilling has expanded our understanding of the system, while continuing to deliver exceptional grades and thicknesses. Historically, sd119 was viewed as a standalone thick, high-grade massive sulphide intersection. Today, results from SMD-25-205 and SMD-26-212-W1 demonstrate that even at a 200-metre drill spacing, we continue to intersect thick, high-grade massive sulphides. These results are defining an emerging trend extending for more than one kilometre beyond the 2024 MRE. Importantly, the trend remains open, and we are still refining our understanding of the geological and structural controls responsible for these thicker, higher-grade zones.

As we continue to define the scale and geometry of the system, understanding the geological and structural controls on mineralization is becoming increasingly important, not only to enhance drill targeting, but also to support future resource modelling and potential mine planning. We look forward to advancing our understanding through the development of an integrated geological and structural model with TECT Geological Consulting.”

Underground Workings
Main Zone
Lower Zone
SMD-22-009a
9.35m of 5.77% CuEq
(3.01% Cu, 1.34% Ni)
sd119 (1992 BCL Hole)
34.20m of 7.21% CuEq
(3.30% Cu, 1.90% Ni)
SMD-22-001
6.90m of 8.33% CuEq
(3.76% Cu, 2.22% Ni)
SMD-22-006a-W2
6.80m of 4.99% CuEq
(2.35% Cu, 1.28% Ni)
SMD-25-205
11.05m of 7.31% CuEq
(3.00% Cu, 2.09% Ni)
SMD-26-212-W1
Main Zone
11.15m of 7.65% CuEq
(3.09% Cu, 2.21% Ni)
Lower Zone
13.45m of 2.14% CuEq
(0.93% Cu, 0.59% Ni)
SMD-26-210
Main Zone
4.10m of 6.23% CuEq
(1.85% Cu, 2.13% Ni)
incl. 2.90m of 7.16% CuEq
(2.32% Cu, 2.35% Ni)
Interpreted Kilometre-Scale Trend of
Thick, High-Grade Massive Sulphides
Flexure Zone
700m x 700m Super Conductor
BHEM Plate
sd144x *NSA
*NSA = No Significant Assays
SMD-26-213
Main Zone
2.80m of 3.76% CuEq
(0.49% Cu, 1.59% Ni)
incl. 1.65m of 5.49% CuEq
(0.74% Cu, 2.31% Ni)
Lower Zone
22.90m of 3.02% CuEq
(1.35% Cu, 0.81% Ni)
incl. 7.45m of 5.69% CuEq
(2.52% Cu, 1.54% Ni)
SMD-26-209
10.40m of 6.82% CuEq
(3.09% Cu, 1.83% Ni)
SMD-26-214
Main Zone
0.80m of 2.26% CuEq
(2.11% Cu, 0.07% Ni)
Lower Zone
2.58m of 3.02% CuEq
(2.03% Cu, 0.27% Ni)
Drilling / Assays
Released Assays
2025-2026 Drilling
2022 Drilling
Historic Drilling Extended
Historic Drilling
NI-43-101 Resources (2024 MRE)
Selebi Main Inferred
Geophysical Models
Modeled Conductive Mineralization
0
250
500 m
Plunge +50
Azimuth 030

Figure 1: Inclined long section of Selebi Main highlighting drill holes SMD-26-210, 212-W1, 213 and 214 locations relative to the 2024 MRE and the expansion of the Flexure Zone. The Inferred Resource reference in Figure 1 is presented in accordance with NI 43-101, which may not be identical to Inferred Resource references under SK-1300.

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Detailed Drilling and BHEM Information

SMD-26-210 was completed to 1,716.6 metres and intersected 4.10 metres of mineralization from 1,681.50 to 1686.60 metres corresponding to the Main Zone. The zone includes a total of 3.65 metres of massive sulphides in two intervals including a 2.90 metre interval. This hole is a 225-metre northward step-out from SMD-25-205 and is located 190 metres down dip of historic drill hole sd123 and 300 metres up dip of SMD-26-213.

SMD-26-212-W1 was completed to 1,636.2 metres and intersected two zones of mineralization starting at 1,520.10 metres downhole, including a significant 11.15 metre interval of massive sulphides corresponding to the Main Zone. Separated by 7.3 metres of gneiss, is a second zone comprising a 4.45 metre interval of semi-massive, net-textured and disseminated sulphides, followed by 18.3 metres of disseminated sulphides, indicating a broad sulphide system. SMD-26-212-W1 is located 160 metres down-dip of SMD-22-007a, 180 metres up dip of SMD-26-208, 185 metres along strike from SMD-022-008a and 220 metres from SMD-22-006a-W2.

SMD-26-213 was completed to 1,989.3 metres and intersected several 2 to 2.5 metre intervals of massive sulphides alternating with thick intervals of disseminated sulphides, including a 1.75 metre interval of massive sulphides corresponding to the Main Zone and a 20.80 metre zone corresponding to the Lower Zone. SMD-26-213 is located 155 metres down-dip of SMD-25-201 and 150 metres up-dip of SMD-25-203.

Details of the most significant mineralized intervals are shown in Table 1 and details of drillholes are provided in Table 2.

SMD-26-214 was completed to 1,815.3 metres and intersected two sulphide units beginning at 1,703.20 metres. The Main Zone is seen as an 0.80 metre interval of stringer sulphides and the Lower Zone is comprised of semi-massive and stringer sulphides over 1.55 metres. SMD-26-214 is located 53 metres southwest of SMD-25-205 and 210 metres northeast of SMD-26-209.

To date, a total of 29,734 metres in 12 completed holes, 1 hole extension, 3 pre-collared holes, 4 abandoned holes and 4 in-progress holes have been completed as part of the surface drilling program. Drill results are reported below in Table 1 and drill hole collar details are provided in Table 2.

Table 1: 2026 Surface Drilling Results

Hole-ID	From (m)	To (m)	Length (m)	Est. True Thickness[1]	Cu (%)	Ni (%)	Co (%)[2]	Zone	CuEq (%)[3]
SMD-26-210	1681.50	1685.60	4.10	4.05	1.85	2.13	0.09	Main Zone	6.23
including	1681.50	1684.40	2.90	2.85	2.32	2.35	0.10	Main Zone	7.16
SMD-26-212-W1	1520.10	1531.25	11.15	11.15	3.09	2.21	0.09	Main Zone	7.65
SMD-26-212-W1	1538.55	1552.00	13.45	13.45	0.93	0.59	0.03	Lower Zone	2.14
including	1539.00	1543.00	4.00	4.00	1.31	1.12	0.05	Lower Zone	3.63
SMD-26-213	1887.80	1890.60	2.80	2.65	0.49	1.59	0.07	Main Zone	3.76
including	1888.85	1890.60	1.75	1.65	0.74	2.31	0.10	Main Zone	5.49
SMD-26-213	1917.00	1939.90	22.90	21.90	1.35	0.81	0.04	Lower Zone	3.02
including	1921.55	1929.00	7.45	7.10	2.52	1.54	0.07	Lower Zone	5.69
SMD-26-214	1703.20	1704.00	0.80	0.65	2.11	0.07	0.01	Main Zone	2.26
SMD-26-214	1720.40	1721.95	1.55	1.40	2.03	0.27	0.02	Lower Zone	2.58

1Length refers to drillhole length and not true width. True widths are estimated where density of drilling is sufficient for an estimation. Some true widths cannot be estimated due to insufficient drill density.

2Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

3CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu, and nickel and copper recoveries of 72.0% and 92.4%, respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

4Assays pending

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Table 2: Surface Drilling Collar Information

HOLE ID	UTM East	UTM North	Elevation	Dip	True North Azimuth	Hole Length	Comment
SMD-26-210	582807.4	7563850.3	901.2	-74.4	115.2	1,717.6	Surveyed collar
SMD-26-212-W1	582754.9	7563356.4	903.5	-72.1	120.9	1,636.2	Surveyed collar
SMD-26-213	582518.1	7563773.3	906.6	-76.4	110.7	1,989.3	Surveyed collar
SMD-26-214	582586.5	7563515.1	906.0	-74.0	101.5	1,815.3	Surveyed collar

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, V.P. Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

Quality Control

The program is being executed using three company-owned underground Zinex U5 drills which were converted into surface A5 drills, and two Marcotte HTM2500 drills purchased by the Company capable of drilling to depths of 2,550 metres (NQ core).

Drill core samples are either NQ (47.75 mm diameter) or BQ (36.40 mm diameter). All samples are ½ core samples cut by a diamond saw on site and the remaining half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Geochemistry in Johannesburg, South Africa. Commercially prepared Blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Holes are numbered as follows: SMD (Selebi Main Deposit) + year + hole number starting at 201.

BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Botswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be highly valuable because of the size of the highly conductive mineralized system.

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Technical Report

The 2024 MRE on the Selebi Mines is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and the technical report summary entitled “S-K 1300 Technical Report Summary Selebi Mines, Central District, Republic of Botswana, Premium Resources Ltd.” dated December 17, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report Summary”), each prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and is available on SEDAR+ (www.sedarplus.ca) and the Selebi Technical Report Summary, which was prepared in accordance with Subpart 1300 of Regulation S-K and is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana. NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101- and Regulation S-K 1300-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

For further information about NexMetals Mining Corp., please contact:

Sean Whiteford

CEO

info@nexmetalsmining.com

1-866-794-NEXM (6396)

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company, including the expansion potential of the Selebi Main system and the scale and continuity thereof; the expansion potential within the Flexure Zone; the receipt of pending assay results and the timing and results thereof; the Company’s belief that the combination of massive, semi-massive and disseminated sulphides indicates a strong sulphide system with potential for scale, particularly when integrated with ongoing BHEM targeting; the expected timing of completion of the 2026 MRE in Q3 2026; the Company’s belief in the benefits of its data-driven exploration approach; the anticipated benefits of TECT Geological Consulting’s model, including enhancement of the Company’s understanding of the geological controls of mineralization across the mining license, support for future resource growth and improvement of drill targeting of thicker, higher-grade zones, and the identification of potential regional exploration targets; and future resource modelling and potential mine planning. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the SEC on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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